SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K/A

                        --------------------------------

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: August 21, 1997
                        (Date of earliest event reported)
                       --------------------------------

                       SMART CHOICE AUTOMOTIVE GROUP, INC.
             (Exact name of registrant as specified in its charter)
                        --------------------------------


    Florida                 1-14082                     59-1469577
 (State or other     (Commission File Number)  (IRS Employer Identification No.)
  jurisdiction of
  incorporation or
  organization)



             5200 South Washington Avenue, Titusville, Florida 32780
               (Address of principal executive offices, zip code)

                                 (407) 269-9680
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets.

     On September 5, 1997, Smart Choice Automotive Group, Inc. (the "Registrant") filed on Form 8-K with respect to the acquisuition of the assets of Jack Winters Enterprises, Inc. and indicated that financial statements of the acquired business and pro forma financial information would be filed within sixty (60) days as an amendment to the filing. Upon further review, the Registrant's independent auditors determined that the acquired business would not be significant as determined by reference to Item 2 of Form 8-K. Accordingly, no additional financial information will be filed at this time.

SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SMART CHOICE AUTOMOTIVE GROUP, INC.
                                    (Registrant)


Date:  November 4, 1997             By: /s/ Gary R. Smith
                                         Gary R. Smith
                                         President and Chief Executive Officer